EXHIBIT 10.1

  SECOND AMENDMENT dated as of October 31, 2025 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of May 8, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among VISHAY INTERTECHNOLOGY, INC., (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

  Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.

  WHEREAS, the Borrower has requested that certain modifications be made to the Existing Credit Agreement in the manner set forth below and the Administrative Agent and each of the Lenders and Issuing Banks party hereto, which Lenders and Issuing Banks constitute the Required Lenders under the Existing Credit Agreement, are willing to agree to the amendments set forth herein, in each case, on the terms and subject to the conditions set forth herein.

  NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

  SECTION 1  Amendments to the Existing Credit Agreement.  Effective as of the Second Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

  (a)  Section 1.01 of the Existing Credit Agreement is hereby amended by adding the below definition of “Receivables Sale”:

““Receivables Sale” means a sale of Securitization Assets to an unaffiliated third party on terms that constitute a “true sale” for legal and accounting purposes.”;

  (b)  Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the definition of “Securitization Assets” with the following:

““Securitization Assets” means any accounts receivable owed to a Foreign Subsidiary (whether now existing or arising or acquired in the future) arising in the ordinary course of business from the sale of goods or services, all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable, all proceeds of such accounts receivable and other assets (including contract rights) that are of the type customarily transferred in connection with securitizations or sale of accounts receivable and that are sold, transferred or otherwise conveyed by such Foreign Subsidiary pursuant to a Receivables Sale or to a Securitization Vehicle in connection with a Securitization permitted by Section 6.05.”;

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  (c)  Section 6.02(a)(xv) of the Existing Credit Agreement is hereby amended to read as follows:

“(xv)  (i) Liens on assets of any Foreign Subsidiary, or (ii) the assignment or sale of income or revenue (including accounts receivable or royalties), or rights in respect thereof, of any Foreign Subsidiary to the extent permitted under Section 6.05;”

  (d)  Section 6.05(q) of the Existing Credit Agreement is hereby amended to read as follows:

“(q) any Foreign Subsidiary may sell Securitization Assets to one or more Securitization Vehicles in Securitizations or pursuant to a Receivables Sale; provided that (i) each such Securitization or Receivables Sale is effected on market terms, (ii) the aggregate amount of Third Party Interests in respect of all such Securitizations together with the outstanding balance of receivables sold pursuant to a Receivables Sale shall not exceed, at any time outstanding, the greater of (x) $150,000,000 and (y) 10.00% of Consolidated Tangible Net Worth as of the last day of the fiscal quarter, if any, of the Borrower most recently ended for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b), (iii) in the case of a Securitization, the aggregate amount of the Sellers’ Retained Interests in such Securitizations does not exceed an amount at any time outstanding that is customary for similar transactions and (iv) in the case of a Securitization, the proceeds to each such Securitization Vehicle from the issuance of Third Party Interests are applied substantially simultaneously with the receipt thereof to the purchase from such Foreign Subsidiary of Securitization Assets,”

  SECTION 2  Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and to each of the Lenders, as of the Second Amendment Effective Date, that:

  (a)  this Amendment to be entered into by each Loan Party are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action of each Loan Party.  This Amendment has been duly executed and delivered by the Borrower and each of the other Loan Parties and constitutes a legal, valid and binding obligation of the Borrower and each Loan Party enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

  (b)  at the time of and immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Second Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct in all material respects (or in all respects, as applicable) on and as of such prior date; and

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  (c)  at the time of and as of the Second Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.

  SECTION 3  Effectiveness.  This Amendment shall become effective on the first date on which the Administrative Agent (or its counsel) shall have received duly executed counterparts (which may include telecopy, emailed .pdf or any other electronic means as set forth in Section 7 of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower, the other Loan Parties and Lenders constituting the Required Lenders (such date, the “Second Amendment Effective Date”).

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

  SECTION 4  Effect of Amendment; No Novation.

  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Existing Credit Agreement, the Security Documents or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Security Documents or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, as amended hereby, the Security Documents or any other Loan Document in similar or different circumstances.

  (b)  On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Existing Credit Agreement, shall refer to the Existing Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Existing Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.

  (c)  This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the Secured Obligations (as defined in the Collateral Agreement) outstanding under the Existing Credit Agreement or the Security Documents, which shall remain in full force and effect.  Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or any Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder.

  SECTION 5  Reaffirmation.  Each of the Borrower and the entities party hereto as “Subsidiary Loan Parties” (the “Subsidiary Loan Parties” together with the Borrower, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby further (i) confirms its guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party and (ii) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, its guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (and shall be determined after giving effect to this Amendment).

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  SECTION 6  Governing Law; Jurisdiction; Consent to Service of Process; Jury Trial Waiver.  THE PROVISIONS CONCERNING (A) GOVERNING LAW, JURISDICTION AND CONSENT TO SERVICE OF PROCESS SET FORTH IN SECTION 9.09 OF THE EXISTING CREDIT AGREEMENT AND (B) JURY TRIAL WAIVER SET FORTH IN SECTION 9.10 OF EXISTING CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

  SECTION 7  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

  SECTION 8  Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

  SECTION 9  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	VISHAY INTERTECHNOLOGY, INC.

	By:	/s/ David L. Tomlinson
	Name:	David L. Tomlinson
	Title:	Sr. Vice President - Chief Accounting Officer

SUBSIDIARY LOAN PARTIES:	VISHAY GSI, INC.
SILICONIX INCORPORATED
VISHAY BCCOMPONENTS HOLDINGS LTD.
VISHAY SPRAGUE, INC.
VISHAY AMERICAS, INC.
VISHAY HIREL SYSTEMS LLC
VISHAY SILICONIX, LLC
SILICONIX SEMICONDUCTOR, LLC
MAXPOWER SEMICONDUCTOR, INC.

	By:	/s/ David L. Tomlinson
	Name:	David L. Tomlinson
	Title:	Senior Vice President, Finance & Assistant Secretary

VISHAY DALE ELECTRONICS, LLC

	By:	/s/ David L. Tomlinson
	Name:	David L. Tomlinson
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and a Lender

By:	/s/ Christine Lathrop
Name:	Christine Lathrop
Title:	Executive Director

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE AMENDED
AND RESTATED CREDIT AGREEMENT
OF VISHAY INTERTECHNOLOGY, INC.

Comerica Bank

By:	/s/
Name:
Title:

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE AMENDED
AND RESTATED CREDIT AGREEMENT
OF VISHAY INTERTECHNOLOGY, INC.

HSBC Bank USA, N.A.

By:	/s/
Name:
Title:

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE AMENDED
AND RESTATED CREDIT AGREEMENT
OF VISHAY INTERTECHNOLOGY, INC.

KBC BANK N.V., New York Branch

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE AMENDED
AND RESTATED CREDIT AGREEMENT
OF VISHAY INTERTECHNOLOGY, INC.

Santander Bank, N.A.

By:	/s/
Name:
Title:

LENDER SIGNATURE PAGE TO THE
SECOND AMENDMENT TO THE AMENDED
AND RESTATED CREDIT AGREEMENT
OF VISHAY INTERTECHNOLOGY, INC.

UNICREDIT BANK GMBH, NEW YORK BRANCH

By:	/s/
Name:
Title:

By:	/s/
Name:
Title: